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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 28, 2000 incorporated by reference in InterConexus.com, Inc.'s Amendment No. 1 to Form 10-SB and to all references to our Firm included in this registration statement.





May 31, 2000.



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